TONIX PHARMACEUTICALS



Investor Presentation
August 2014

NASDAQ: TNXP

Safe harbor statement

Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as "anticipate," "believe," "forecast," "estimate" and "intend," among others. These forward-looking statements are based on Tonix's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, substantial competition; our ability to continue as a going concern; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payer reimbursement; limited sales and marketing efforts and dependence upon third parties; and risks related to failure to obtain U.S. Food and Drug Administration clearances or approvals and noncompliance with its regulations. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward-looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by the Company on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward-looking statement, except as required by law. Investors should read the risk factors set forth in the amended Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the "SEC") on March 28, 2014 and future periodic reports filed with the SEC on or after the date hereof. All of the Company's forward-looking statements are expressly qualified by all such risk factors and other cautionary statements.

Investment thesis

First-in-class medicines for common disorders of the central nervous system (CNS)

- New treatment paradigms
- Late stage candidates
- Large unmet medical needs

Fibromyalgia (FM) – Top line results from potential pivotal trial in 4Q 2014

Post-traumatic Stress Disorder (PTSD) – Phase 2 trial to begin in 4Q 2014

Episodic Tension-type Headache (ETTH) – To enter clinic in 1Q 2015

All intellectual property owned by Tonix outright – no royalties

Experienced team, strong balance sheet

- Track record of success in drug approvals and value creation
- Well-capitalized to execute on key near-term milestones

Development programs

Candidate	Indication	Preclinical	Phase 1	Proof-of-Concept Phase 2a	Pivotal Phase 2b/3	NDA	Market
TNX-102 SL	Fibromyalgia	*Top line results 4Q14*					2017E
TNX-102 SL	PTSD	*Ph 2 to start 4Q14*					2019E
TNX-201	Headache	*1Q15**					2019E

* To conduct comparative pharmacokinetic and safety study in 1Q 2015

TNX-102 SL (cyclobenzaprine HCl sublingual tablet) 2.8 mg is an Investigational New Drug and is not approved for any indication.
TNX-201 (isometheptene mucate single isomer) is not approved for any indication.

New approaches to treating CNS disorders

Targeting sleep quality in FM and PTSD

- TNX-102 SL is designed as a chronic therapy for bedtime use
- Non-restorative sleep linked to pain, fatigue, hyper-vigilance, and arousals
- Restorative sleep improves FM and PTSD symptoms

Novel molecular target in tension headache

- Based on proprietary discoveries by Tonix
- Mechanism of action distinct from acetaminophen or barbiturates

Goal – to introduce non-addictive therapeutics with the potential to decrease the use of:

- Opiates
- Barbiturates
- Benzodiazepines
- Non-benzodiazepine sleep drugs

Fibromyalgia market opportunity

5 million U.S. patients*

2.6 million diagnosed; 2.4 million receiving treatment**

Three FDA approved prescription medications

Category	Product	Company	Approval Year in FM	2012 U.S. Sales in FM***
Membrane Stabilizer	Lyrica®	Pfizer	2007	$475 million
SNRI	Cymbalta®	Eli Lilly	2008	$600 million
	Savella®	Forest	2009	$100 million
Sleep Quality	TNX-102 SL	Tonix	2017E	

** National Institutes of Health, U.S. Department of Health and Human Services*
*** Robinson et al, Pain 2012;13:1366-76.*
**** Estimates based on information from publicly-available sources*
SNRI = Serotonin-Norepinephrine Reuptake Inhibitor

Fibromyalgia: many dissatisfied patients

Chronic, widespread pain with sleep, fatigue, mood, and memory problems

- Typical patient has onset at 30-40 years of age with persistence for rest of life
- Impairs daily function and productivity; poor quality of life
- Predominantly female

Patients remain unsatisfied despite approved products

- Patients often take multiple medications ("polypharmacy")
- 'Off-label' use of opioids and sedative-hypnotics despite no sustained benefit
- FM featured within FDA's Patient-Focused Drug Development initiative

Expensive, burdensome condition for the healthcare system

- Health utilization and medication costs are substantial
- Managed care / payers recognize need for new therapies

Fibromyalgia has a high economic impact

Resource utilization over preceding 12 months	
Outpatient visits	82.9 %
Any emergency room visit	40.2 %
Mean number of emergency room visits[†]	2.4

Productivity measures over preceding 12 months	
Missed any work due to FM	47.4 %
Mean days of work missed[†]	58.4
Received disability income benefits	29.9 %
Mean months on disability[†]	10.6

† Means include only subjects who experienced the event.

Robinson et al, Pain Med. 2012;13(10):1366-76.

Sleep quality is a new target for FM therapy

>90% of FM patients complain of poor sleep quality*

- Restorative sleep improves pain and other FM symptoms

Sleep quality of FM patients can be objectively measured: Cyclic Alternating Pattern (CAP)

- A1 patterns indicate sleep stability
- A2, A3 patterns indicate sleep instability (poor sleep quality)

Pain is the measure of FM severity

- By improving sleep quality, chronic TNX-102 SL therapy is designed to decrease pain

** Source: Swick, Ther. Adv. Musculoskel. Dis. 2011;3(4):167-178.*

Phase 2a trial of TNX-102 capsules in FM

Double-blind, randomized, placebo-controlled
Conducted at two academic centers in Canada

Enrolled 36 subjects with fibromyalgia; 18 per arm
TNX-102 capsules or placebo taken between dinner and bedtime daily

Eight-week, dose-escalating study
Daily dosing ranged from 1 – 4 mg of TNX-102

Source: Moldofsky et al., J Rheum. 2011;38(12):2653-63 - http://jrheum.org/content/early/2011/08/30/jrheum.110194.full.pdf+html

Positive efficacy results from Phase 2a trial of TNX-102 capsules in FM


Pain
TNX-102
Placebo
0
-5
-10
-15
-20
-25
-30
% Change from Baseline at Week8
*

26% reduction in pain vs. placebo


Sleep Quality
TNX-102
Placebo
80
70
60
50
40
30
20
10
0
% of Subjects†
*

Improvement in objective sleep quality measures vs. placebo

p < 0.05

† Improving at least one night of $CAP_{A2+A3(norm)} \leq 33\%$

Mean TNX-102 dose at trial end = 3.5 mg

Safety results from Phase 2a trial of TNX-102 capsules in FM

No serious adverse events

No discontinuations due to adverse events in treatment arm

Adverse Event	TNX-102, % (N=18)	Placebo, % (N=18)
Any adverse event	*83*	*83*
Headache	39	17
Dry mouth	33	6
Somnolence	22	11
Constipation	17	6
Dizziness	17	6
Nausea	11	28
Flu syndrome	11	6
Rhinitis	11	6
Pruritus	11	0

TNX-102 SL is a sublingual tablet formulation optimized for chronic use *at bedtime*

Phase 2a	Phase 2b/3
TNX-102 capsules	TNX-102 SL (sublingual) tablets
GI absorption	transmucosal absorption



10x faster absorption*

Optimized for:

- efficacy
- tolerability/safety
- chronic use
- bedtime therapy
- compliance
- metabolism

* Absorption lag time (t_{lag}) based on clinical pharmacokinetic data

Registration program for TNX-102 SL in FM

Two adequate and well-controlled efficacy and safety trials in FM patients

Primary efficacy endpoint = pain

- ☑ *First trial has completed enrollment – "BESTFIT"**
- ❑ *Top line BESTFIT data expected in Q4 2014*

Long-term exposure data to support chronic use label

100 subjects for six months, 50 subjects for one year

- ☑ *Open-label extension study is underway*

Definitive repeat dose pharmacokinetic "bridging" study

****BESTFIT**: **BE**dtime **S**ublingual **T**NX-102 SL as **F**ibromyalgia **I**ntervention **T**herapy*

PTSD market opportunity

8.4 million U.S. patients*

4.2 million receiving medical treatment**

Two FDA approved prescription medications

Category	Product	Company	Approval Year in PTSD
SSRI	Paxil®	Glaxo	2001
	Zoloft®	Pfizer	1999
Sleep Quality	TNX-102 SL	Tonix	2019E

Phase 2 efficacy study of TNX-102 SL to begin in 4Q 2014

Leverage fibromyalgia formulation, clinical experience, manufacturing know-how

** National Institutes of Health, U.S. Department of Health and Human Services*
*** Wang et al., Arch Gen Psych. 2005;62(6):167-78.*
SSRI = Selective Serotonin Reuptake Inhibitor

PTSD is an important public health problem

Post-traumatic stress disorder (PTSD) is a chronic debilitating condition

- Patients desperate despite two FDA approved drugs; no new treatment in >10 years
- Associated with suicide and unpredictable, violent behaviors

3.5% of U.S. adult population has suffered from PTSD in past 12 months*

- Experiencing any trauma can lead to PTSD
- High incidence among U.S. soldiers and veterans

Overlap between PTSD and FM

- ~50% of FM or PTSD patients meet criteria for the other disorder
- Patients experience disturbed sleep
- Widespread pain is considered "co-morbid" with PTSD
- Opioid and sedative-hypnotic drug misuse common

** National Institutes of Mental Health & National Institutes of Health 2010*

Sleep quality is a new target for PTSD therapy

PTSD patients complain of poor sleep quality as a core symptom

- Distressing dreams (nightmares) are part of "re-experiencing"
- Restless sleep is part of "hyper-arousal"

Poor sleep quality after trauma is linked to onset of PTSD

- Poor sleep correlates with depression, substance abuse and suicide

TNX-102 SL targets two different mechanisms, each of which is associated with treating disturbed sleep in PTSD

- Trazodone is an antidepressant used at bedtime off-label
  - → *blocks the 5-HT2A receptor*
- Prazosin is a high blood pressure medicine used at bedtime off-label
  - → *blocks the α-1 adrenergic receptor*

TNX-102 SL blocks both the 5-HT2A and α-1 adrenergic receptors

"AtEase" Phase 2 trial of TNX-102 SL in PTSD

RANDOMIZATION

Arm 1:
TNX-102 SL 2.8 mg, at bedtime nightly
(n=88)

Arm 2:
TNX-102 SL 5.6 mg, at bedtime nightly
(n=44)

Arm 3:
Placebo, at bedtime nightly
(n=88)

12 weeks

Randomized, double-blind, placebo-controlled; to begin enrollment in 4Q14

N=220; approximately 25 U.S. clinical sites

Primary efficacy endpoint = difference in Clinician-Administered PTSD Scale (CAPS) score between TNX-102 SL 2.8 mg and placebo

TNX-201 – Episodic tension-type headache (ETTH)

92 million adults in the U.S. experience tension-type headaches*

Constant band of pressure on the back/sides of head; "squeezed in a vice" feeling

Projected that 34 million experience frequent episodes**, 12 million seek a medical consult***

Three FDA approved prescription medications – all contain barbiturates

Over-the-counter medications are inadequate for many

Category	Product	Company	Regulatory Status	Approval Year in ETTH
Barbiturate	Fiorinal®	Actavis	Approved NDA	1990
	Fioricet®	Actavis	Approved NDA	1992
Barbiturate + Opiate	Fioricet with Codeine®	Actavis	Approved NDA	1992
New molecular target	TNX-201	Tonix	Pre-IND	2019E

* *Schwartz et al., JAMA 1998;279(5):381-3; Chowdhury, Ann Ind Acad Neurol 2012;15(5):83-88.*

** *Russell, J Headache Pain 2005;6(6):441-47.*

*** *Scher et al., 2010; due to the lack of prescription products for tension-type headache, most patients self-treat*

TNX-201 to enter clinical development in 2015

Novel molecular mechanism

- Based on proprietary discoveries by Tonix
- Non-barbiturate, non-opioid
- Mechanism of action distinct from acetaminophen and barbiturates

Comparative pharmacokinetic and safety study to be conducted in 1Q 2015

- Pre-IND meeting with FDA held in January 2014

Intellectual property

All IP wholly-owned by Tonix – no royalties / future obligations

TNX-102 SL

Fibromyalgia, PTSD

Composition-of-matter

Patents filed

Protection expected to 2034

Pharmacokinetics (PK)

Patents filed

Protection expected to 2033

Method-of-use

FM: patents issued, 3Q 2020 expiry

PTSD: patents filed

TNX-201

Headache

Composition-of-matter

Patents filed

Protection expected to 2033

Milestones – recent and upcoming

Corporate

- [x] July 2014 – $7.2 million in net proceeds from common stock offering

TNX-102 SL - Fibromyalgia

- [x] May 2014 – Completed enrollment in BESTFIT trial
- [ ] 4Q 2014 – Report top line results from BESTFIT

TNX-102 SL - PTSD

- [x] June 2014 – Received IND clearance
- [ ] 4Q 2014 – Start Phase 2 AtEase efficacy study

TNX-201 – Episodic Tension-type Headache

- [x] 1Q 2014 – Held Pre-IND meeting for tension-type headache
- [ ] 4Q 2014 – File IND for tension-type headache
- [ ] 1Q 2015 – Conduct clinical pharmacology study

Management team

Seth Lederman, MD
CEO

Leland Gershell, MD, PhD
CFO

Bruce Daugherty, PhD
CSO

Don Kellerman, PharmD
SVP, Clinical Development & Regulatory Affairs

Board of directors

Seth Lederman, MD (Chair)
Targent Pharmaceuticals
Vela Pharmaceuticals

Ernest Mario, PhD
Glaxo, ALZA
Reliant Pharmaceuticals

Stuart Davidson
Alkermes
Combion

Charles Mather
Janney Montgomery Scott
Cowen, Smith Barney

Patrick Grace
WR Grace
Chemed

John Rhodes
NYSERDA, NRDC
Booz Allen Hamilton

Donald Landry, MD, PhD
Chair, Department of Medicine
Columbia University

Samuel Saks, MD
ALZA
Jazz Pharmaceuticals

Financial summary

NASDAQ: TNXP	
Cash reported at June 30, 2014	$ 43.9 million
Net cash used in operations in 2Q14	$ 5.7 million
Shares outstanding†	10.6 million

† *As of August 7, 2014*

Why invest in Tonix now?

- **TNX-102 SL: late-stage clinical program in large market indication**
  - Strong evidence of clinical benefit in Phase 2a
  - Current FM treatment options leave many patients unsatisfied
  - Fibromyalgia is a current focus of the FDA
- **Multiple opportunities (fibromyalgia, PTSD, headache)**
- **Team distinguished by track record of drug development success**
- **Well-capitalized to execute on key near-term milestones**

TONIX
PHARMACEUTICALS



NASDAQ: TNXP